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                                                                  EXHIBIT 3-b-1

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BY-LAWS
of Rockwell International Corporation


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As Amended Effective February 1, 1995














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                                    BY-LAWS
                                       OF
                       ROCKWELL INTERNATIONAL CORPORATION


                                   ARTICLE I.
                                    OFFICES

         SECTION 1. Registered Office in Delaware; Resident Agent. The address of the Corporation's registered office in the State of Delaware and the name and address of its resident agent in charge thereof are as filed with the Secretary of State of the State of Delaware.

         SECTION 2. Other Offices. The Corporation may also have an office or offices at such other place or places either within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation requires.



                                  ARTICLE II.
                            MEETINGS OF STOCKHOLDERS

         SECTION 1. Place of Meetings. All meetings of the stockholders of the Corporation shall be held in the City of Los Angeles, State of California, or at such other place, within or without the State of Delaware, as may from time to time be designated by resolution passed by the Board of Directors.

         SECTION 2. Annual Meeting. An annual meeting of the stockholders for the election of directors and for the transaction of such other proper business, notice of which was given in the notice of meeting, shall be held on a date and at a time as may from time to time be designated by resolution passed by the Board of Directors.





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         SECTION 3.  Special Meetings.  A special meeting of the stockholders for any purpose or purposes, unless otherwise prescribed by law, may be called at any time by the Chairman of the Board, by order of the Board of Directors or by a stockholder or stockholders holding of record at least twenty percent of the outstanding stock of the Corporation entitled to vote at such meeting.

         SECTION 4. Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of the stockholders, whether annual or special, shall be mailed, postage prepaid, not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting, at his address as it appears on the records of the Corporation. Every such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any adjourned meeting of the stockholders shall not be required to be given, except when expressly required by law.

         SECTION 5. List of Stockholders. The Secretary shall, from information obtained from the transfer agent, prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list referred to in this section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         SECTION 6. Quorum. At each meeting of the stockholders, the holders of a majority of the issued and outstanding stock of the Corporation present either in person or by proxy shall constitute a quorum for the transaction of business except where otherwise provided by law for a specified action or by the Certificate of Incorporation or by these by-laws. At each meeting at which the holders of the Preferred Stock are entitled to elect a director or directors, the holders of a majority of the issued and outstanding Preferred Stock, present either in person or by proxy, shall constitute a quorum for the election of said director or directors. Except as otherwise provided by law, in the absence of a quorum, a majority in interest of the stockholders of the Corporation present in person or





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by proxy and entitled to vote shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until stockholders holding the requisite amount of stock shall be present or represented. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at a meeting as originally called. The absence from any meeting of the number required by law or by the Certificate of Incorporation or by these by-laws for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if the number of stockholders required in respect of such other matter or matters shall be present.

         SECTION 7. Organization. At every meeting of the stockholders the Chairman of the Board, or, in his absence, an Executive Vice President or director designated by the Board shall act as Chairman. The Secretary, or, in his absence, an Assistant Secretary, shall act as Secretary at all meetings of the stockholders. In the absence from any such meeting of the Secretary and the Assistant Secretaries, the Chairman may appoint any person to act as Secretary of the meeting.

         SECTION 8. Business and Order of Business. At each meeting of the stockholders such business may be transacted as may properly be brought before such meeting, except as otherwise provided by law or in these by-laws. The order of business at all meetings of the stockholders shall be as determined by the Chairman, unless otherwise determined by a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereat.

         SECTION 9. Voting. Except as otherwise provided by law, the Certificate of Incorporation or these by-laws, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of stock held by such stockholder. Any vote on stock may be given by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed (or transmitted by electronic means and authenticated as provided by law) by such stockholder or by his attorney thereunto authorized, and delivered to the Secretary; provided, however, that no proxy shall be voted on after three years from its date unless the proxy provides for a longer period. Except as otherwise provided by law, the Certificate of Incorporation or these by-laws, at all meetings of the stockholders, all matters shall be decided by the vote (which need not be by ballot) of a majority in interest of the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present.





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                                  ARTICLE III.
                               BOARD OF DIRECTORS

         SECTION 1. General Powers. The property, affairs and business of the Corporation shall be managed by or under the direction of its Board of Directors.

         SECTION 2. Number, Qualifications, and Term of Office. The number of directors shall be thirteen,* but the number may be increased, or may be reduced to not less than three, by amendment of these by-laws or by resolution passed by a majority of the whole Board. Directors need not be stockholders. Except as otherwise provided in these by-laws, the directors shall be elected annually, and each director shall hold office until the annual meeting held next after his election and until his successor shall have been elected and shall qualify, or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

         SECTION 3. Election of Directors. At each meeting of the stockholders for the election of directors, at which a quorum is present, the directors shall be the persons receiving the greatest number of votes cast by the holders of stock entitled to vote for such directors.

         SECTION 4. Quorum and Manner of Acting. A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business at any meeting, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors unless otherwise provided by law, the Certificate of Incorporation or these by-laws. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum shall be obtained. Notice of any adjourned meeting need not be given. The directors shall act only as a board and the individual directors shall have no power as such.

         SECTION 5. Place of Meetings. The Board of Directors may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

         SECTION 6. First Meeting. Promptly after each annual election of directors, the Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, at the same place as that at which the annual meeting of stockholders was held or as otherwise determined

*Effective immediately prior to Annual Meeting of Shareowners to be held February 1, 1995, prior to which the number of directors is fourteen.



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by the Board.  Notice of such meeting need not be given.  Such meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

         SECTION 7. Regular Meetings. Regular meetings of the Board of Directors shall be held at such places and at such times as the Board shall from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day not a legal holiday. Notice of regular meetings need not be given.

         SECTION 8. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board and shall be called by him or the Secretary at the written request of three directors. Notice of each such meeting stating the time and place of the meeting shall be given to each director by mail, telephone or personally. If by mail, such notice shall be given not less than five days before the meeting; and if by telephone or personally, not less than two days before the meeting.
A notice mailed at least two weeks before the meeting need not state the purpose thereof except as otherwise provided in these by-laws. In all other cases the notice shall state the principal purpose or purposes of the meeting. Notice of any meeting of the Board need not be given to a director, however, if waived by him in writing before or after such meeting or if he shall be present at the meeting.

         SECTION 9. Organization. At each meeting of the Board of Directors, the Chairman of the Board, or, in his absence, an Executive Vice President or director designated by the Board shall act as Chairman. The Secretary, or, in his absence, an Assistant Secretary, or in the absence of both the Secretary and the Assistant Secretaries, any person appointed by the Chairman, shall act as Secretary of the meeting.

         SECTION 10. Order of Business. At all meetings of the Board of Directors, business shall be transacted in the order determined by the Board.

         SECTION 11. Resignations. Any director of the Corporation may resign at any time by giving written notice to the Chairman of the Board or to the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.





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         SECTION 12.  Removal of Directors.  Any director may be removed, either with or without cause, at any time, by the affirmative vote of a majority in interest of the holders of record of the stock having voting power at a special meeting of the stockholders called for the purpose; and the vacancy in the Board of Directors caused by any such removal may be filled by the stockholders at such meeting; provided, that a director elected by the holders of the Preferred Stock, voting as a class, may be so removed only by the affirmative vote of a majority in interest of the holders of record of such Preferred Stock, and the vacancy in the Board of Directors caused by such removal may be filled as provided in the Certificate of Incorporation.

         SECTION 13. Vacancies. Any vacancy in the Board of Directors caused by death, resignation, removal, disability, disqualification, an increase in the number of directors, or any other cause (except a vacancy in the office of a director elected by the holders of the Preferred Stock, voting as a class) may be filled by the majority vote of the remaining directors, though less than a quorum, or by the stockholders of the Corporation at the next annual meeting or any special meeting called for the purpose, and each director so elected shall hold office for a term to expire at the next annual election of directors, and until his successor shall be duly elected and qualified, or until his death or until he shall resign or shall have been removed in the manner herein provided. A vacancy in the office of a director elected by the holders of the Preferred Stock, voting as a class, may be filled as provided in the Certificate of Incorporation. In case all the directors shall die or resign or be removed or disqualified, any stockholder having voting powers may call a special meeting of the stockholders, upon notice given as herein provided for meetings of the stockholders, at which directors for the unexpired terms may be elected.

         SECTION 14. Compensation. Each director shall be paid such compensation, if any, as shall be fixed by the Board of Directors.

         SECTION 15. Indemnification of Directors and Officers. (A) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under this section) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses





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(including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (B) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under this section) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

         (C) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (A) and (B), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith. If any such person is not wholly successful in any such action, suit or proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters therein, the Corporation shall indemnify him against all expenses (including attorneys' fees) actually and





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reasonably incurred by him or on his behalf in connection with each claim, issue or matter that is successfully resolved. For purposes of this subsection and without limitation, the termination of any claim, issue or matter by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         (D) Notwithstanding any other provision of this section, to the extent any person is a witness in, but not a party to, any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under this section) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise, he shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.

         (E) Indemnification under subsections (A) and (B) (unless ordered by a court) shall be made only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (A) and (B). Such determination shall be made
(1) if a Change of Control (as hereinafter defined) shall not have occurred,
(a) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined) or (b) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such quorum so directs, by (i) Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (ii) the stockholders of the Corporation; or (2) if a Change of Control shall have occurred, by Independent Counsel selected by the claimant in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, unless the claimant shall request that such determination be made by or at the direction of the Board of Directors, in which case it shall be made in accordance with clause (1) of this sentence. Any claimant shall be entitled to be indemnified against the expenses (including attorneys' fees) actually and reasonably incurred by him in cooperating with the person or entity making the determination of his entitlement to indemnification (irrespective of the determination as to the claimant's entitlement to indemnification) and, to the extent successful, in connection with any litigation or arbitration with respect to such claim or the enforcement thereof.





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         (F)  If a Change of Control shall not have occurred, or if a Change of
Control shall have occurred and a director, officer, employee or agent requests pursuant to clause (2) of the second sentence in subsection (E) that the determination whether the claimant is entitled to indemnification be made by or at the direction of the Board of Directors, the claimant shall be conclusively presumed to have been determined pursuant to subsection (E) to be entitled to indemnification if (1)(a) within fifteen days after the next regularly scheduled meeting of the Board of Directors following receipt by the Corporation of the request therefor, the Board of Directors shall not have resolved by majority vote of a quorum consisting of Disinterested Directors to submit such determination to (i) Independent Counsel for its determination or
(ii) the stockholders for their determination at the next annual meeting, or any special meeting that may be held earlier, after such receipt, and (b) within sixty days after receipt by the Corporation of the request therefor (or within ninety days after such receipt if the Board of Directors in good faith determines that additional time is required by it for the determination and, prior to expiration of such sixty-day period, notifies the claimant thereof), the Board of Directors shall not have made the determination by a majority vote of a quorum consisting of Disinterested Directors, or (2) after a resolution of the Board of Directors, timely made pursuant to clause (1)(a)(ii) above, to submit the determination to the stockholders, the stockholders meeting at which the determination is to be made shall not have been held on or before the date prescribed (or on or before a later date, not to exceed sixty days beyond the original date, to which such meeting may have been postponed or adjourned on good cause by the Board of Directors acting in good faith); provided, however, that this sentence shall not apply if the claimant has misstated or failed to state a material fact in connection with his request for indemnification. Such presumed determination that a claimant is entitled to indemnification shall be deemed to have been made (I) at the end of the sixty-day or ninety-day period (as the case may be) referred to in clause (1)(b) of the immediately preceding sentence or (II) if the Board of Directors has resolved on a timely basis to submit the determination to the stockholders, on the last date within the period prescribed by law for holding such stockholders meeting (or a postponement or adjournment thereof as permitted above).

         (G) Expenses (including attorneys' fees) incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding to a director or officer, promptly after receipt of a request therefor stating in reasonable detail the expenses incurred, and to an employee or agent as authorized by the Board of Directors; provided that in each case the Corporation shall have received an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that





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he is not entitled to be indemnified by the Corporation as authorized in this section.

         (H) The Board of Directors shall establish reasonable procedures for the submission of claims for indemnification pursuant to this section, determination of the entitlement of any person thereto and review of any such determination. Such procedures shall be set forth in an appendix to these by-laws and shall be deemed for all purposes to be a part hereof.

         (I)  For purposes of this section,

                 (1) "Change of Control" means a change of control of the Corporation of a nature that would be required to be reported in response to
Item 5(f) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Corporation is then subject to such reporting requirement; provided, however, that, without limitation, a Change of Control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest;
(ii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors immediately thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

                 (2) "Disinterested Director" means a director of the Corporation who is not and was not a party to an action, suit or proceeding in respect of which indemnification is sought by a director, officer, employee or agent.

                 (3) "Independent Counsel" means a law firm, or a member of a law firm, that (i) is experienced in matters of corporation law; (ii) neither presently is, nor in the past five years has been, retained to represent the





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Corporation, the director, officer, employee or agent claiming indemnification or any other party to the action, suit, or proceeding giving rise to a claim for indemnification under this section, in any matter material to the Corporation, the claimant or any such other party, and (iii) would not, under applicable standards of professional conduct then prevailing, have a conflict of interest in representing either the Corporation or such director, officer, employee or agent in an action to determine the Corporation's or such person's rights under this section.

         (J) The Indemnification and advancement of expenses herein provided, or granted pursuant hereto, shall not be deemed exclusive of any other rights to which any of those indemnified or eligible for advancement of expenses may be entitled under any agreement, vote of stockholders or Disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. Notwithstanding any amendment, alteration or repeal of this section or any of its provisions, or of any of the procedures established by the Board of Directors pursuant to subsection (H) hereof, any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of any partnership, joint venture, employee benefit plan or other enterprise shall be entitled to indemnification in accordance with the provisions hereof and thereof with respect to any action taken or omitted prior to such amendment, alteration or repeal except to the extent otherwise required by law.

         (K) No indemnification shall be payable pursuant to this section with respect to any action against the Corporation commenced by an officer, director, employee or agent unless the Board of Directors shall have authorized the commencement thereof or unless and to the extent that this section or the procedures established pursuant to subsection (H) shall specifically provide for indemnification of expenses relating to the enforcement of rights under this section and such procedures.



                                  ARTICLE IV.
                                   COMMITTEES

         SECTION 1. Appointment and Powers. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more





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committees, each committee to consist of two or more of the directors of the
Corporation, which, to the extent provided in said resolution or in these by-laws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in these by-laws or as may be determined from time to time by resolution adopted by the Board of Directors.

         SECTION 2. Term of Office and Vacancies. Each member of a committee shall continue in office until a director to succeed him shall have been elected and shall have qualified, or until he ceases to be a director or until he shall have resigned or shall have been removed in the manner hereinafter provided. Any vacancy in a committee shall be filled by the vote of a majority of the whole Board of Directors at any regular or special meeting thereof.

         SECTION 3. Alternates. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

         SECTION 4. Organization. Unless otherwise provided by the Board of Directors or these by-laws, each committee shall appoint a chairman. Each committee shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors.

         SECTION 5. Resignations. Any regular or alternate member of a committee may resign at any time by giving written notice to the Chairman of the Board or to the Secretary of the Corporation. Such resignation shall take effect at the time of the receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 6. Removal. Any regular or alternate member of a committee may be removed with or without cause at any time by resolution passed by a majority of the whole Board of Directors at any regular or special meeting for which notice of the purpose was given.

         SECTION 7. Meetings. Regular meetings of each committee, of which no notice shall be necessary, shall be held on such days and at such places as the chairman of the committee shall determine or as shall be fixed by a resolution passed by a majority of all the members of such committee. Special meetings of





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
each committee will be called by the Secretary at the request of any two members of such committee, or in such other manner as may be determined by the committee. Notice of each special meeting of a committee shall be mailed to each member thereof at least two days before the meeting or shall be telegraphed to him or given personally or by telephone at least one day before the meeting. Every such notice shall state the time and place, but need not state the purposes of the meeting. No notice of any meeting of a committee shall be required to be given to any alternate.

         SECTION 8. Quorum and Manner of Acting. Unless otherwise provided by resolution of the Board of Directors, a majority of a committee (including alternates when acting in lieu of regular members of such committee) shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of such committee. The members of each committee shall act only as a committee and the individual members shall have no power as such.

         SECTION 9. Compensation. Each regular or alternate member of a committee shall be paid such compensation, if any, as shall be fixed by the Board of Directors.



                                   ARTICLE V.
                                    OFFICERS

         SECTION 1. Officers. The officers of the Corporation shall be a Chairman and a Vice Chairman of the Board of Directors, each of whom shall be chosen from the members of the Board of Directors, one or more Executive Vice Presidents, one or more Vice Presidents (one or more of whom may be Senior Vice Presidents or otherwise as may be designated by the Board), a Secretary and a Treasurer, all of whom shall be elected by the Board of Directors. Any two or more offices may be held by the same person. The Board of Directors may also from time to time elect such other officers as it deems necessary.

         SECTION 2. Term of Office. Each officer shall hold office until his successor shall have been duly elected and qualified in his stead, or until his death or until he shall have resigned or shall have been removed in the manner hereinafter provided.

         SECTION 3. Additional Officers; Agents. The Chairman of the Board may from time to time appoint and remove such additional officers and agents as may be deemed necessary. They shall hold office for such period, have such authority, and perform such duties as in these by-laws provided or as the Chairman of the Board or an Executive Vice President may from time to time prescribe. The Board of Directors or the Chairman of the Board may from time to time authorize any officer to appoint and remove agents and employees and to prescribe their powers and duties.

         SECTION 4. Salaries. Unless otherwise provided by resolution passed by a majority of the whole Board, the salaries of all officers elected by the Board of Directors shall be fixed by the Board of Directors.

         SECTION 5. Removal. Except where otherwise expressly provided in a contract authorized by the Board of Directors, any officer may be removed, either with or without cause, by the vote of a majority of the Board at any regular or special meeting or, except in the case of an officer elected by the Board, by any superior officer upon whom the power of removal may be conferred by the Board or by these by-laws.

         SECTION 6. Resignations. Any officer elected by the Board of Directors may resign at any time by giving written notice to the Board or to the Chairman of the Board or to the Secretary. Any other officer may resign at any time by giving written notice to the Chairman of the Board or to an Executive Vice President. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 7. Vacancies. A vacancy in any office because of death, resignation, removal, or otherwise, shall be filled for the unexpired portion of the term in the manner provided in these by-laws for regular election or appointment to such office.

         SECTION 8. Chairman of the Board of Directors. The Chairman of the Board of Directors shall be chief executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general and overall charge of the business and affairs of the Corporation and of its officers. He shall keep the Board of Directors appropriately informed on the business and affairs of the Corporation. He shall preside at all meetings of the stockholders and of the Board of Directors and shall enforce the observance of the rules of order for the meetings of the Board and the stockholders and the by-laws of the Corporation.

In the case of his absence or disability, the person who may be designated by the Board of Directors shall perform all his duties and functions and exercise all his powers and be subject to all the restrictions as are applicable to him.

         SECTION 9. Executive Vice Presidents. One or more Executive Vice Presidents shall be chief operating officers of components of the Corporation designated by the Chairman of the Board and, subject to the control of the Chairman of the Board, shall direct and be responsible for the operation of the business and affairs of such designated components of the Corporation. Each Executive Vice President shall keep the Chairman of the Board and, as he or it may request, the Board of Directors, appropriately informed on the business and affairs of the designated components of the Corporation.

         SECTION 10. Vice Chairman of the Board of Directors. The Vice Chairman of the Board of Directors shall be senior advisor to the chief executive and chief operating officers of the Corporation and, subject to the control of the Chairman of the Board, shall perform such duties as may from time to time be assigned by the Chairman of the Board or the Executive Vice Presidents.

         SECTION 11. Vice Presidents. The Vice Presidents shall perform such duties as may from time to time be assigned to them or any of them by the Chairman of the Board, an Executive Vice President or the Board of Directors.

         SECTION 12. Secretary. The Secretary shall keep or cause to be kept in books provided for the purpose the minutes of the meetings of the stockholders, of the Board of Directors and of any committee constituted pursuant to Article IV of these by-laws. He shall be custodian of the corporate seal and see that it is affixed to all documents as required and attest the same. He shall perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him.

         SECTION 13. Assistant Secretaries. At the request of the Secretary, or in his absence or disability, the Assistant Secretary designated by him shall perform all the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them.

         SECTION 14. Treasurer. The Treasurer shall have charge of and be responsible for the receipt, disbursement and safekeeping of all funds and securities of the Corporation. He shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these by-laws. From time to time and whenever requested to do so, he shall render statements of the condition of the finances of the Corporation to the Board of Directors.
He shall perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him.

         SECTION 15. Assistant Treasurers. At the request of the Treasurer, or in his absence or disability, the Assistant Treasurer designated by him shall perform all the duties of the Treasurer and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. The Assistant Treasurers shall perform such other duties as from time to time may be assigned to them.

         SECTION 16. Certain Agreements. The Board of Directors shall have power to authorize or direct the proper officers of the Corporation, on behalf of the Corporation, to enter into valid and binding agreements in respect of employment, incentive or deferred compensation, stock options, and similar or related matters, notwithstanding the fact that a person with whom the Corporation so contracts may be a member of its Board of Directors. Any such agreement may validly and lawfully bind the Corporation for a term of more than one year, in accordance with its terms, notwithstanding the fact that one of the elements of any such agreement may involve the employment by the Corporation of an officer, as such, for such term.



                                  ARTICLE VI.
                                 AUTHORIZATIONS

         SECTION 1. Contracts. The Board of Directors, except as in these by-laws otherwise provided, may authorize any officer, employee or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

         SECTION 2. Loans. No loan shall be contracted on behalf of the Corporation and no negotiable paper shall be issued in its name, unless authorized by the Board of Directors.

         SECTION 3. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, employee or employees, of the Corporation as shall from time to time be determined in accordance with authorization of the Board of Directors.

         SECTION 4. Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may from time to time designate, or as may be designated by any officer or officers of the Corporation to whom such power may be delegated by the Board, and for the purpose of such deposit the officers and employees who have been authorized to do so in accordance with the determinations of the Board may endorse, assign and deliver checks, drafts, and other orders for the payment of money which are payable to the order of the Corporation.

         SECTION 5. Proxies. Except as otherwise provided in these by-laws or in the Certificate of Incorporation, and unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board, or any other officer may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation to cast the votes which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporations, or to consent in writing to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such vote or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.



                                  ARTICLE VII.
                           SHARES AND THEIR TRANSFER

         SECTION 1. Certificates of Stock. Certificates for shares of the stock of the Corporation shall be in such form as shall be approved by the Board of Directors. They shall be numbered in the order of their issue, by class and series, and shall be signed by the Chairman of the Board, an Executive Vice President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation. If such certificate is countersigned (1) by a transfer agent other than the Corporation or its employee, or, (2) by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         SECTION 2. Record Ownership. A record of the name and address of the holder of each certificate, the number of shares represented thereby and the date of issuance thereof shall be made on the Corporation's books. The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as required by law.

         SECTION 3. Transfer of Stock. Shares of stock shall be transferable on the books of the Corporation by the person named in the certificate for such stock in person or by his attorney or other duly constituted representative upon surrender of such certificate with an assignment endorsed thereon or attached thereto duly executed and with such guarantee of signature as the Corporation may reasonably require.

         SECTION 4. Lost, Destroyed and Mutilated Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         SECTION 5. Transfer Agent and Registrar; Regulations. The Corporation shall, if and whenever the Board of Directors shall so determine, maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board of Directors, where the shares of the stock of the Corporation shall be directly transferable, and also one or more registry offices, each in charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered, and no certificate for shares of the stock of the Corporation, in respect of which a registrar and transfer agent shall have been designated, shall be valid unless countersigned by such transfer agent and registered by such registrar. The Board of Directors may also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

         SECTION 6. Fixing Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 7. Examination of Books by Stockholders. The Board of Directors shall, subject to the laws of the State of Delaware, have power to determine from time to time, whether and to what extent and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the stockholders of the Corporation.



                                 ARTICLE VIII.
                                     NOTICE

         SECTION 1. Manner of Giving Written Notice. Any notice in writing required by law or by these by-laws to be given to any person may be delivered personally or may be given by depositing the same in the post office or letter box in a postpaid envelope addressed to such person at such address as appears on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed.

         SECTION 2. Waiver of Notice. Whenever any notice is required to be given to any person, a waiver thereof by such person in writing or by telegraph or cable, whether before or after the time stated therein, shall be deemed equivalent thereto.



                                  ARTICLE IX.
                                      SEAL

         The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal" and "Delaware."



                                   ARTICLE X.
                                  FISCAL YEAR

         The fiscal year of the Corporation shall begin on the first day of October in each year.



                                  ARTICLE XI.
                                   AMENDMENTS

         All by-laws of the Corporation shall be subject to alteration, amendment or repeal, and new by-laws not inconsistent with any provision of the Certificate of Incorporation or any provision of law may be made, either by the affirmative vote of the holders of record of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, given at an annual meeting or at any special meeting, provided that notice of the proposed alteration, amendment or repeal or of the proposed new by-laws be included in the notice of such meeting, or by the Board of Directors at any regular or special meeting. By-laws made, altered or amended by the Board of Directors shall be subject to alteration, amendment or repeal by the stockholders or by the Board.




                                   APPENDIX
PROCEDURES FOR SUBMISSION AND DETERMINATION OF CLAIMS FOR INDEMNIFICATION
             PURSUANT TO ARTICLE III, SECTION 15 OF THE BY-LAWS.

         SECTION 1. Purpose. Effective as of November 5, 1986, the Board of Directors of Rockwell International Corporation, a Delaware corporation (the "Corporation"), has adopted these Procedures for Submission and Determination of Claims for Indemnification Pursuant to Article III, Section 15 of the by-laws (the "Procedures") to implement the provisions of Article III, Section 15 of the by-laws of the Corporation (the "by-laws") in compliance with the requirement of subsection (H) thereof.

         SECTION 2.  Definitions.  For purposes of these Procedures:

         (A) All terms that are defined in Article III, Section 15 of the by-laws shall have the meanings ascribed to them therein when used in these Procedures unless otherwise defined herein.

         (B) "Expenses" include all reasonable attorneys' fees, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in, a Proceeding; and shall also include such retainers as counsel may reasonably require in advance of undertaking the representation of an indemnitee in a Proceeding.

         (C) "Indemnitee" includes any person who was or is, or is threatened to be made, a witness in or a party to any Proceeding by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent (except in each of the foregoing situations to the extent any agreement, arrangement or understanding of agency contains provisions that supersede or abrogate indemnification under Article III, Section 15 of the by-laws) of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise.

         (D) "Proceeding" includes any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee unless the Board of Directors shall have authorized the commencement thereof.

         SECTION 3.  Submission and Determination of Claims.

         (A)  To obtain indemnification or advancement of Expenses under
Article III, Section 15 of the by-laws, an Indemnitee shall submit to the Secretary of the Corporation a written request therefor, including therein or therewith such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to permit a determination as to whether and what extent the Indemnitee is entitled to indemnification or advancement of Expenses, as the case may be. The Secretary shall, promptly upon receipt of a request for indemnification, advise the Board of Directors thereof in writing if a determination in accordance with Article III, Section 15(E) of the by-laws is required.

         (B) Upon written request by an Indemnitee for indemnification pursuant to Section 3(A) hereof, a determination with respect to the Indemnitee's entitlement thereto in the specific case, if required by the by-laws, shall be made in accordance with Article III, Section 15(E) of the by-laws, and, if it is so determined that the Indemnitee is entitled to indemnification, payment to the Indemnitee shall be made within ten days after such determination. The Indemnitee shall cooperate with the person, persons or entity making such determination, with respect to the Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination.

         (C) If entitlement to indemnification is to be made by Independent Counsel pursuant to Article III, Section 15(E) of the by-laws, the Independent Counsel shall be selected as provided in this Section 3(C). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Corporation shall give written notice to the Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by the Indemnitee (unless the Indemnitee shall request that such selection be made by the

Board of Directors, in which event the immediately preceding sentence shall apply), and the Indemnitee shall give written notice to the Corporation advising it of the identity of the Independent Counsel so selected. In either event, the Indemnitee or the Corporation, as the case may be, may, within seven days after such written notice of selection shall have been given, deliver to the Corporation or to the Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Article III, Section 15 of the by-laws, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within twenty days after the next regularly scheduled Board of Directors meeting following submission by the Indemnitee of a written request for indemnification pursuant to Section 3(A) hereof, no Independent Counsel shall have been selected and not objected to, either the Corporation or the Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Corporation or the Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom an objection is favorably resolved or the person so appointed shall act as Independent Counsel under Article III, Section 15(E) of the by-laws. The Corporation shall pay any and all reasonable fees and expenses (including without limitation any advance retainers reasonably required by counsel) of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Article III, Section 15(E) of the by-laws, and the Corporation shall pay all reasonable fees and expenses (including without limitation any advance retainers reasonably required by counsel) incident to the procedures of Article III, Section 15(E) of the by-laws and this Section 3(C), regardless of the manner in which Independent Counsel was selected or appointed. Upon the delivery of its opinion pursuant to Article III, Section 15 of the by-laws or, if earlier, the due commencement of any judicial proceeding or arbitration pursuant to Section 4(A)(3) of these Procedures, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         (D) If a Change of Control shall have occurred, in making a determination with respect to entitlement to indemnification under the by-laws, the person, persons or entity making such determination shall presume that an Indemnitee is entitled to indemnification under the by-laws if the Indemnitee has submitted a request for indemnification in accordance with Section 3(A) hereof, and the

Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

         SECTION 4.  Review and Enforcement of Determination.

         (A) In the event that (1) advancement of Expenses is not timely made pursuant to Article III, Section 15(G) of the by-laws, (2) payment of indemnification is not made pursuant to Article III, Section 15(C) or (D) of the by-laws within ten days after receipt by the Corporation of written request therefor, (3) a determination is made pursuant to Article III, Section 15(E) of the by-laws that an Indemnitee is not entitled to indemnification under the by-laws, (4) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Article III, Section 15(E) of the by-laws and such determination shall not have been made and delivered in a written opinion within ninety days after receipt by the Corporation of the written request for indemnification, or (5) payment of indemnification is not made within ten days after a determination has been made pursuant to Article III,
Section 15(E) of the by-laws that an Indemnitee is entitled to indemnification or within ten days after such determination is deemed to have been made pursuant to Article III, Section 15(F) of the by-laws, the Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Alternatively, the Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. The Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within one year following the date on which the Indemnitee first has the right to commence such proceeding pursuant to this Section 4(A). The Corporation shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration.

         (B) In the event that a determination shall have been made pursuant to Article III, Section 15(E) of the by-laws that an Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 4 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and the Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, the Corporation shall have the burden of proving in any judicial proceeding or arbitration commenced pursuant to this Section 4 that the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

         (C) If a determination shall have been made or deemed to have been made pursuant to Article III, Section 15 (E) or (F) of the by-laws that an Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 4, absent (1) a misstatement or omission of a material fact in connection with the Indemnitee's request for indemnification, or (2) a prohibition of such indemnification under applicable law.

         (D) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 4 that the procedures and presumptions of these Procedures are not valid, binding and enforceable, and shall stipulate in any such judicial proceeding or arbitration that the Corporation is bound by all the provisions of these Procedures.

         (E) In the event that an Indemnitee, pursuant to this Section 4, seeks to enforce his rights under, or to recover damages for breach of, Article III, Section 15 of the by-laws or these Procedures in a judicial proceeding or arbitration, the Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses (of the types described in the definition of Expenses in Section 2 of these Procedures) actually and reasonably incurred by him in such judicial proceeding or arbitration, but only if he prevails therein. If it shall be determined in such judicial proceeding or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by the Indemnitee in connection with such judicial proceeding or arbitration shall be appropriately prorated.

         SECTION 5. Amendments. These Procedures may be amended at any time and from time to time in the same manner as any by-law of the Corporation in accordance with Article XI of the by-laws; provided, however, that notwithstanding any amendment, alteration or repeal of these Procedures or any provision hereof, any Indemnitee shall be entitled to utilize these Procedures with respect to any claim for indemnification arising out of any action taken or omitted prior to such amendment, alteration or repeal except to the extent otherwise required by law.